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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-3226 of CITGO Petroleum Corporation on Form S-3 of our report dated February 9, 2001, appearing in this Annual Report on Form 10-K of CITGO Petroleum Corporation for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP


March 20, 2001
Tulsa, Oklahoma